Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2025
Derivative Financial Instruments
Schedule of analysis of gain on derivatives

	For the year ended
	December 31,
	2023	2024	2025
Realized gain on interest rate swaps held for trading	(1,535)	—	—
Realized gain on forward foreign exchange contracts held for trading	(65)	—	—
Unrealized loss on interest rate swaps held for trading	88	—	—
Total gain on derivatives	(1,512)	—	—